UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 20, 2013 (June 14, 2013)

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

(303) 333-3863

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Exchange Agreements and Supplemental Indenture

On June 14, 2013, Janus Capital Group Inc. (the “Company”) entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) pursuant to which the Company agreed to exchange $110,000,000 in aggregate principal amount of its 3.25% Convertible Senior Notes due 2014 (the “Existing Notes”), for a new series of 0.75% Convertible Senior Notes due 2018 (the “New Notes”) in an aggregate original principal amount of $116,602,000 (collectively, the “Exchange Transactions”).

In connection with the issuance of the New Notes, the Company entered into a Third Supplemental Indenture, dated as of June 19, 2013 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as trustee (the “Trustee”), relating to an Indenture, dated as of November 6, 2001, between the Company and the Trustee (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”).  The Indenture provides for the issuance of the New Notes and sets forth the terms of the New Notes.

The New Notes will pay interest semiannually at a rate of 0.75% per annum on January 15 and July 15 of each year, beginning on January 15, 2014 and will be convertible, under certain circumstances, into cash, shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), or a combination of cash and shares of Common Stock, at the Company’s election, at an initial conversion rate of 92.0598 shares of Common Stock per $1,000 principal amount of New Notes, which is equivalent to an initial conversion price of approximately $10.86 per share of Common Stock, subject to adjustment in certain circumstances including the occurrence of a Fundamental Change (as defined in the Supplemental Indenture). The initial conversion price represents a premium of 25% relative to the closing price of the Company’s Common Stock on the New York Stock Exchange on June 13, 2013, the date of pricing.  Shares of Common Stock into which the New Notes are convertible have been reserved for issuance by the Company and will be listed on the New York Stock Exchange.  The New Notes will mature on July 15, 2018, unless earlier converted or repurchased.  The New Notes will not be redeemable prior to maturity.  The Company is required to offer to repurchase the New Notes following a Fundamental Change at a price equal to 100% of the principal amount of the New Notes to be purchased, plus accrued and unpaid interest, if any, to, but excluding, the Fundamental Change Purchase Date (as defined in the Supplemental Indenture).

The foregoing descriptions of the Base Indenture, the Supplemental Indenture and the form of the Notes are qualified in their entirety by reference to such documents, copies of which are filed herewith as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively hereto and are incorporated into this Item 1.01 by reference.  The foregoing description of the Exchange Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, a form of which is attached as Exhibit 10.1 and incorporated herein by reference.

Convertible Note Hedge Transactions and Warrant Transactions

In connection with the Exchange Transactions, the Company entered into (i) convertible note hedge transactions with respect to the New Notes and (ii) warrant transactions for the Company’s Common Stock, which the Company will have the option to settle in net shares or cash (the “Warrants”).  The convertible note hedge transactions are expected to offset the Company’s exposure to any potential dilution and/or cash payments above par value that may be required upon conversion of any New Notes. The exercise price of the Warrants (approximately $12.60 per share) represented a premium of approximately 45% to the closing price of the Company’s Common Stock on the New York Stock Exchange on June 13, 2013, the date of pricing.  The convertible note hedge transactions and the warrant transactions are each separate transactions and are not part of the terms of the New Notes.  Holders of the New Notes will not have any rights with respect to the convertible note hedge transactions and the Warrants.

The foregoing description of the convertible note hedge transactions and the warrant transactions do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Bond Hedge and the Warrant, forms of which are attached as Exhibit 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 2.03.                               CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 relating to the Base Indenture, the Supplemental Indenture and the form of the New Notes is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated herein by reference.

ITEM 3.02.                               UNREGISTERED SALES OF EQUITY SECURITIES

The information included under Item 1.01 of this Current Report on Form 8-K relating to the issuance of New Notes and Warrants is incorporated by reference in this Item 3.02. The Company offered the New Notes to certain holders of the Existing Notes in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act. The Company offered and sold the Warrants in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.  The offers and sales of the New Notes do not involve a public offering, the solicitation of offers for the New Notes was not done by any form of general solicitation or general advertising, and offers for the New Notes were only solicited from persons believed to be “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and “qualified institutional buyers” within the meaning of Rule 144A promulgated under the Securities Act.

ITEM 8.01.                               OTHER EVENTS

On June 14, 2013, the Company issued a press release announcing the Exchange Transactions and the pricing of the New Notes. This press release is attached to, and is hereby incorporated by reference in, this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

4.1

Senior Indenture dated November 6, 2001 between Janus Capital Group Inc. (formerly known as Stilwell Financial Inc.) and The Bank of New York Trust Company, N.A. (as successor to The Chase Manhattan Bank) (incorporated by reference to Exhibit 4.1 to Janus Capital Group Inc.’s Current Report on Form 8-K filed on November 7, 2001).

4.2	Third Supplemental Indenture, dated June 19, 2013, between Janus Capital Group Inc. and The Bank of New York Mellon Trust Company, N.A.

4.3	Form of 0.75% Convertible Senior Notes due 2018 (included in Exhibit 4.2 hereto).

10.1	Form of Exchange Agreement, dated June 14, 2013.

10.2	Bond Hedge, dated June 14, 2013, between Janus Capital Group Inc. and Royal Bank of Canada.

10.3	Warrant, dated June 14, 2013, between Janus Capital Group Inc. and Royal Bank of Canada.

99.1	Press Release dated June 14, 2013 issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2013

Janus Capital Group Inc.

By:	/s/ David W. Grawemeyer
Executive Vice President and
General Counsel

Exhibit Index

Exhibit No.	Description

4.1

Senior Indenture dated November 6, 2001 between Janus Capital Group Inc. (formerly known as Stilwell Financial Inc.) and The Bank of New York Trust Company, N.A. (as successor to The Chase Manhattan Bank) (incorporated by reference to Exhibit 4.1 to Janus Capital Group Inc.’s Current Report on Form 8-K filed on November 7, 2001).

4.2	Third Supplemental Indenture, dated June 19, 2013, between Janus Capital Group Inc. and The Bank of New York Mellon Trust Company, N.A.

4.3	Form of 0.75% Convertible Senior Notes due 2018 (included in Exhibit 4.2 hereto).

10.1	Form of Exchange Agreement, dated June 14, 2013.

10.2	Bond Hedge, dated June 14, 2013, between Janus Capital Group Inc. and Royal Bank of Canada.

10.3	Warrant, dated June 14, 2013, between Janus Capital Group Inc. and Royal Bank of Canada.

99.1	Press Release dated June 14, 2013 issued by the Company.